                                                                    EXHIBIT 10.3



                             SECURED PROMISSORY NOTE

$2,000,000                                                Irvine, California
                                                          March 29, 1996


        FOR VALUE RECEIVED, the undersigned, VIXEL CORPORATION, a Delaware corporation ("Maker"), promises to pay to the order of WESTERN DIGITAL CORPORATION, a Delaware corporation or its successors or permitted assigns ("Payee"), the principal sum of Two Million U.S. Dollars ($2,000,000), with simple interest upon the unpaid principal balance thereof at the lesser of 8.44% per annum (calculated on the basis of a 365-day year) or the maximum rate allowable by law. Interest shall accrue commencing as of and including the date of this Note and continuing until all amounts due hereunder have been repaid.

        All unpaid principal and interest shall be due and payable in full on the second anniversary of the date of this Note. Maker shall make the following mandatory payments of principal if the conditions described below are satisfied.

        At the end of each second and fourth fiscal quarter of Maker in which Maker holds in excess of $15,000,000 in cash and investments, $500,000 of accrued interest and principal shall be due and payable within forty-five (45) days after the end of each appropriate fiscal quarter during the term of this Note.

        If an underwritten public offering of shares of Maker's capital stock ("IPO") occurs, Maker shall make a payment of accrued interest and principal equal to the lesser of the outstanding balance of the Note or 20% of the gross proceeds payable to Maker from the IPO. Said payment shall be due and payable within two (2) days after Maker's receipt of the proceeds from the IPO.

        Payments of all sums due hereunder shall be made in lawful money of the United States of America and shall be made at the following address: 8105 Irvine Center Drive, Irvine, CA 92718, or at such other address as may be provided to Maker by Payee in writing in immediately available funds.

        This Note is secured by Maker's equipment and assets ("Collateral") more fully described in that certain Security Agreement of even date herewith as executed and delivered by Maker (the "Security Agreement").

        Maker shall have the right to make payments of all or any part of the principal or interest due and owing under this Note prior to the due date for payment therefor, without advance notice to Payee and without penalty or bonus as a result of such prepayment. Payments shall be applied first against accrued interest and then against outstanding principal.



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        Each of the following will constitute an event of default ("Event of
Default") under this Note:

        (1) Should Maker default in the payment of principal or interest when due and payable hereunder or in its performance or observance of the terms, covenants and conditions set forth herein, in the Security Agreement, or in any other instrument executed hereafter securing this Note to be performed and observed by Maker.

        (2) Should Maker make an assignment for the benefit of creditors, or if a receiver of Maker's property shall be appointed, or if a petition in bankruptcy or for the reorganization under any chapter of any federal or state bankruptcy act or other similar proceeding under the law for the relief of debtors shall be filed by or against Maker, or if any lien of attachment, execution, lien or claim of lien is placed against the Collateral and is not cleared from the record or reasonably bonded against within thirty (30) days after it has been filed against the Collateral.

        (3) Should Maker sell, contract to sell, transfer, assign, further encumber, or alienate the Collateral, or any portion thereof, or any interest therein, or be divested of title or any interest therein in any manner, whether voluntarily or involuntarily, except as permitted in the Security Agreement.

        (4) Should Maker suffer any money judgments, writs or warrants of attachment, or similar processes which individually or in the aggregate involve an amount in excess of $200,000 and shall not discharge, vacate, bond, or stay the same within a period of 60 days or, in any event, within 10 days of the date of any proposed sale thereunder, or a judgment creditor shall obtain possession of any assets of Maker having an aggregate fair value in excess of $200,000 by any means, including, without limitation, levy, distraint, replevin or self-help.

        (5) Should Maker default under any agreement to which Maker is a party with a third party or parties resulting in an acceleration of the maturity of any indebtedness of Maker in an amount in excess of $200,000.

        (6) Should Maker be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order continues for more than thirty (30) days.

        Upon the occurrence of an Event of Default or should Maker experience a "Change in Control" without obtaining Payee's prior written consent, Payee may, at its option and without further demand on or notice to Maker, declare this
Note immediately due and payable, and may exercise all rights and remedies available to Payee under law. For purposes hereof, a "Change in Control" means the following and shall be deemed to occur if any of the following events occur:



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        (a) Subsequent to an IPO, except as provided by subparagraph (c) hereof, the acquisition (other than from Maker) by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, Maker or its subsidiaries, or any employee benefit plan of Maker or its subsidiaries which acquires beneficial ownership of voting securities of Maker), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of common stock or the combined voting power of Maker's then outstanding voting securities entitled to vote generally in the election of directors; or

        (b) Subsequent to an IPO, individuals who, as of the effective date of the Note constitute the Board of Directors of Maker (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Maker, provided that any person becoming a director subsequent to the effective date hereof whose election, or nomination for election by Maker's shareholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Maker, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Note considered as though such person were a member of the Incumbent Board; or

        (c) Approval by the shareholders of Maker of a reorganization, merger or consolidation with any other person, entity or corporation, other than

             (i) a merger or consolidation which would result in the voting securities of Maker outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than fifty percent (50%) of the combined voting power of the voting securities of Maker or such other entity outstanding immediately after such merger or consolidation, or

             (ii) a merger or consolidation effected to implement a recapitalization of Maker (or similar transaction) in which no person or entity acquires fifty percent (50%) or more of the combined voting power of Maker's then outstanding voting securities; or

        (d) Approval by the shareholders of Maker of a plan of complete liquidation of Maker or an agreement for the sale or other disposition by Maker of all or substantially all of Maker's assets.

Notwithstanding the preceding provisions of this paragraph, a Change in Control shall not be deemed to have occurred (a) if the "person" described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of Maker's voting securities solely in connection with a public offering of Maker's securities or (b) if the "person" described in the preceding provisions is an employee stock ownership plan



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
or other employee benefit plan maintained by Maker that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended).

        If any payment hereunder shall become due on a day which is not a business day, such payment shall be made on the next following business day. For purposes of this Note, a business day shall be any day other than a Saturday, Sunday, federal holiday or other day on which banking institutions are authorized or obligated to close in the State of California.

        If this Note is not paid when due, whether at maturity or by acceleration, the undersigned promises to pay all costs of collection, including, but not limited to, reasonable attorneys' fees, and all costs and expenses incurred in connection with the protection or realization of any collateral incurred by the holder hereof, on account of any such collection, whether or not suit is filed hereon or on any instrument granting a security interest.

        No failure to exercise and no delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

        Except as otherwise expressly provided in this Note, Maker hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

        This Note may be amended or modified only upon the written consent of both Maker and Payee. Any amendment must specifically state the provision or provisions to be amended and the manner in which such provisions(s) are to be amended.

        No party hereto shall assign or transfer or permit the assignment or transfer of this Note without the prior written consent of the other party; provided, however, that Payee may assign any of its rights and obligations hereunder to any entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with Payee.

        All agreements between Maker and Payee are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Payee for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law which a court of competent



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jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances Payee shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

        This Agreement and the rights and obligations of the parties hereunder shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California, excluding its rules of conflicts of law.


                                         VIXEL CORPORATION,
                                         a Delaware corporation

                                         By: /s/ Gregory R. Olbright
                                             -----------------------------------
                                         Name: Gregory R. Olbright
                                               ---------------------------------
                                         Title: CEO and President
                                                --------------------------------


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
                      AMENDMENT TO SECURED PROMISSORY NOTE



        This Amendment to Secured Promissory Note ("Amendment") is made effective as of the 29th day of March, 1998, by and between Vixel Corporation, a Delaware corporation ("Maker"), with an address of 11911 North Creek Parkway South, Bothell, Washington 98011, and Western Digital Corporation, a Delaware corporation ("Payee"), with an address of 8105 Irvine Center Drive, Irvine, California 92618.

                                    RECITALS

        A. Payee made a loan ("Loan") to Maker in the amount of Two Million Dollars ($2,000,000), as evidenced by a certain Secured Promissory Note executed by Maker payable to Payee dated March 29, 1996 with simple interest upon the unpaid principal balance thereof at the lesser of 8.44% per annum (calculated on the basis of a 365-day year) or the maximum rate allowable by law ("Original Note"). The Original Note, as amended hereby, is referred to as the "Note".

        B. Maker has requested that Payee modify the Original Note to extend the due date of the Original Note.

        NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to modify the Original Note as follows:

        1. Representation Accurate. Maker represents and warrants that the above recitals are true and accurate.

        2. Principal Balance Verified. Maker and Payee agree that the principal balance plus accrued interest of the Note as of this date is One Million Eight Hundred Four Thousand Five Hundred Seventy-Two Dollars ($1,804,572) which consists of One Million Six Hundred Forty-Nine Thousand Dollars ($1,649,000) of remaining principal on the Original Note and One Hundred Fifty-Five Thousand Five Hundred Seventy-Two Dollars ($155,572) of accrued interest. Maker confirms its absolute and unconditional obligation to make all payments set forth in the Note, and to perform its other obligations under the Note.



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        3. Continuance of Security Interest. The repayment of the Note, and performance of all of the Maker's other obligations to the Payee under that certain Security Agreement dated March 29, 1996 as executed and delivered by Maker (the "Security Agreement"), is secured, and shall continue to be secured, inter alia, by the Security Agreement.

        4. Maturity Date. Borrower and Lender agree that the original "Maturity Date" of the Note is hereby amended to extend such Maturity Date to the first to occur of : (i) an underwritten public offering of shares of Maker's capital stock ("IPO") or (ii) March 30, 1999.

        5. Interest Rate. Effective as of March 29, 1998 simple interest shall accrue on the outstanding balance of the principal and accrued interest of the Original Note at the rate of 8.69% per annum (calculated on the basis of a 365-day year) or the maximum rate allowable by law.

        6. Further Assurances. Maker shall execute and deliver to Payee such additional documents and agreements reasonably required by Payee and its counsel from time to time to evidence and secure the Note and to evidence, perfect and preserve the obligations of Maker pursuant to this Amendment and the Security Agreement.

        7. Ratification. The Original Note is hereby modified to be consistent with this Amendment, and in the event of any inconsistency, the provisions of this Amendment shall prevail and control. Borrower hereby ratifies, confirms, and agrees that, the Note and the Security Agreement are, and continue to be, in full force and effect and are enforceable in accordance with their respective terms. This Amendment is secured by the Collateral (as defined in the Original
Note).

        8. No Waiver. Execution of this Amendment by Payee shall be without prejudice to Payee's rights at any time in the future to exercise any and all rights conferred upon it by the Note and Security Agreement. Neither this Amendment nor any provision hereof shall constitute, or shall be construed to constitute, a waiver of any default, right, or remedy of Payee under the Note subsequent to the date hereof. Any failure by Payee at any point in time during the term of the Note, or this Amendment to insist upon strict and timely compliance with the terms and provisions of each such document shall not be deemed a waiver either expressed or implied by Payee of any of its rights under any such document, nor shall the same excuse Maker's obligation to strictly and timely perform its obligations hereunder and thereunder.



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
        9. Counterparts; Exhibits and Attachments. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

        10. Applicable Law. This Amendment is delivered in and shall be governed by and construed according to the substantive laws and judicial decisions of, the State of California (regardless of the place of business, residence, location or domicile of the parties hereto or any of their constituent partners or principals). The validity and effect of this Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts to be performed in that state.

        11. Modifications; Severability. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto. If any term, covenant, or condition of this Amendment is held to be invalid, illegal, or unenforceable as to a particular person, entity, or situation, this Amendment shall, at the option of Payee, be construed and enforced without such provision, but will be otherwise enforced to the fullest extent permitted by law as to such person, entity, or situation, and this Amendment will also be enforced to the fullest extent permitted by law as to any other person, entity, or situation. This Amendment and the documents executed by the parties pursuant hereto contain the final agreement of the parties with respect to the subject matter hereof.

        12. Binding Effect. This Amendment shall be binding on and inure to the benefit of the Maker, Payee and their respective heirs, personal representatives, successors, and assigns.

        13. Legal Representation. The Maker has been advised to retain legal counsel with respect to entering into this Amendment. The Maker represents to Payee that Maker has not relied on Payee or Payee's counsel in executing this Amendment and that Maker has sought and received such legal counsel as they have deemed necessary.

        14. Time of Essence. Time is of the essence for the performance by Maker of each of its obligations under this Amendment.



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        15. No Partnership; No Additional Liability. Nothing contained in this
Amendment shall be construed as creating a joint venture or partnership between Maker and Payee, and Payee shall have no right of control or supervision except as it may exercise under the rights and remedies provided in the Original Note and Security Agreement. Payee and Maker intend that the relationship between them shall be solely that of creditor and debtor. Payee in no way shall be responsible or liable for the debts, losses, obligations or duties of the Maker with respect to the Collateral or otherwise. Maker, at all times, consistent with the terms and provisions of this Amendment, shall be free to determine and follow its own policies and practices in the conduct of its business.

        16. Waivers by Borrower: Usury. Maker waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of the obligations set forth in this Amendment and agrees to pay all costs of collection when incurred, including reasonable attorneys' fees and disbursements and fees and costs of expert witnesses, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in the Note and the Security Agreement. No extension of the time for the payment of the obligations set forth in this Amendment or any installment hereof made by agreement with any person now or hereafter liable for the payment of the Note or the obligations set forth in this Amendment shall operate to release, discharge, modify, change or affect the original liability under the Note or the obligations set forth in this Amendment, either in whole or in part, of any of the undersigned not a party to such agreement. In the event the payments required to be made hereunder, whether such payments are characterized as interest or otherwise, shall at any time exceed the limits permitted by any law governing usury or any other law applicable to the Note, all such excess sums paid by the Maker for the period in question shall, without further agreement or notice between or by any part hereto, be applied to the principal balance as a prepayment thereof without premium, or at Payee's option, returned to Borrower.

        17. Warranties and Representations of Maker. Maker hereby warrants and represents to the Payee that:

                  (i) the person executing this Amendment on behalf of Maker has full authority to execute this Amendment on behalf of Maker and to bind Maker thereby; and

                  (ii) the execution and delivery by Maker of this Amendment and the performance thereunder by Maker has not and will not result in a breach of, or constitute a default under, any deed of trust, lease, bank loan, credit arrangement, or other instrument or agreement to which Borrower is a party or by which Maker or the Collateral may be bound or affected.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of March 29, 1998.


                                       VIXEL CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Stephen M. Smith
                                           -------------------------------------
                                           Its:  Vice President of Finance
                                                 -------------------------------

                                       WESTERN DIGITAL CORPORATION,
                                       a Delaware corporation

                                       By:  /s/ Duston M. Williams
                                            ------------------------------------
                                       Its: Chief Financial Officer
                                            ------------------------------------



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
                   SECOND AMENDMENT TO SECURED PROMISSORY NOTE



        This Second Amendment to Secured Promissory Note ("Amendment") is made effective as of the 30th day of March, 1999, by and between Vixel Corporation, a Delaware corporation ("Maker"), with an address of 11911 North Creek Parkway South, Bothell, Washington 98011, and Western Digital Corporation, a Delaware corporation ("Payee"), with an address of 8105 Irvine Center Drive, Irvine, California 92618.

                                    RECITALS

        A. Payee made a loan ("Loan") to Maker in the amount of Two Million Dollars ($2,000,000), as evidenced by a certain Secured Promissory Note executed by Maker payable to Payee dated March 29, 1996 (the "Original Note"). Maker and Payee also entered into that certain Amendment to Secured Promissory Note dated March 29, 1998 which extended the due date of the Note ("First Amendment"). The Original Note and First Amendment are collectively referred to herein as the "Note".

        B. Maker has requested that Payee amend the Note to again extend the due date of the Note.

        NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to modify the Note as follows:

        1. Representation Accurate. Maker represents and warrants that the above recitals are true and accurate.

        2. Principal Balance Verified. Maker and Payee agree that the principal balance plus accrued interest of the Note as of March 30, 1999 is One Million Nine Hundred Sixty-One Thousand Three Hundred Eighty-Nine Dollars ($1,961,389). Maker confirms its absolute and unconditional obligation to make all payments set forth in the Note, and to perform its other obligations under the Note.

        3. Continuance of Security Interest. The repayment of the Note, and performance of all of Maker's other obligations to Payee under that certain Security Agreement dated March 29, 1996 as executed and delivered by Maker (the "Security Agreement"), is secured, and shall continue to be secured, inter alia, by the Security Agreement.

        4. Maturity Date. Borrower and Lender agree that the original "Maturity Date" of the Note is hereby amended to extend such Maturity Date to the first to occur of (i) the closing of an underwritten public offering of shares of Maker's capital stock ("IPO") or (ii) March 31, 2000.

        5. Warrants. Upon execution of this Amendment, Maker shall issue to Payee 16,490 warrants for Series E Preferred Stock of Maker in the form attached hereto as Exhibit A (the "Warrants"). The Warrants shall have an exercise price of $10 per share and shall expire on March 31, 2004. Maker represents that its Series E Preferred Stock has the rights set forth in the Restated Certificate of Incorporation attached hereto as Exhibit B and is currently convertible on a one for one basis for common stock of Maker.

        6. Further Assurances. Maker shall execute and deliver to Payee such additional documents and agreements reasonably required by Payee and its counsel from time to time to evidence and secure the



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
Note and to evidence, perfect and preserve the obligations of Maker pursuant to this Amendment, the Security Agreement and/or the Warrants.

        7. Ratification. The Note is hereby modified to be consistent with this Amendment, and in the event of any inconsistency, the provisions of this Amendment shall prevail and control. Borrower hereby ratifies, confirms, and agrees that, the Note and the Security Agreement are, and continue to be, in full force and effect and are enforceable in accordance with their respective terms. This Amendment is secured by the Collateral (as defined in the Note).

        8. No Waiver. Execution of this Amendment by Payee shall be without prejudice to Payee's rights at any time in the future to exercise any and all rights conferred upon it by the Note and Security Agreement. Neither this Amendment nor any provision hereof shall constitute, or shall be construed to constitute, a waiver of any default, right, or remedy of Payee under the Note subsequent to the date hereof. Any failure by Payee at any point in time during the term of the Note, or this Amendment to insist upon strict and timely compliance with the terms and provisions of each such document shall not be deemed a waiver either expressed or implied by Payee of any of its rights under any such document, nor shall the same excuse Maker's obligation to strictly and timely perform its obligations hereunder and thereunder.

        9. Counterparts; Exhibits and Attachments. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

        10. Applicable Law. This Amendment is delivered in and shall be governed by and construed according to the substantive laws and judicial decisions of, the State of California (regardless of the place of business, residence, location or domicile of the parties hereto or any of their constituent partners or principals). The validity and effect of this Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts to be performed in that state.

        11. Modifications; Severability. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Amendment which have not been incorporated into this Amendment. This Amendment shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto. If any term, covenant, or condition of this Amendment is held to be invalid, illegal, or unenforceable as to a particular person, entity, or situation, this Amendment shall, at the option of Payee, be construed and enforced without such provision, but will be otherwise enforced to the fullest extent permitted by law as to such person, entity, or situation, and this Amendment will also be enforced to the fullest extent permitted by law as to any other person, entity, or situation. This Amendment and the documents executed by the parties pursuant hereto contain the final agreement of the parties with respect to the subject matter hereof.

        12. Binding Effect. This Amendment shall be binding on and inure to the benefit of Maker, Payee and their respective heirs, personal representatives, successors, and assigns.

        13. Legal Representation. Maker has been advised to retain legal counsel with respect to entering into this Amendment. Maker represents to Payee that Maker has not relied on Payee or Payee's counsel in executing this Amendment and that Maker has sought and received such legal counsel as it has deemed necessary.

        14. Time of Essence. Time is of the essence for the performance by Maker of each of its obligations under this Amendment.



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
        15. No Partnership; No Additional Liability. Nothing contained in this Amendment shall be construed as creating a joint venture or partnership between Maker and Payee, and Payee shall have no right of control or supervision except as it may exercise under the rights and remedies provided in the Note and Security Agreement. Payee and Maker intend that the relationship between them shall be solely that of creditor and debtor. Payee in no way shall be responsible or liable for the debts, losses, obligations or duties of the Maker with respect to the Collateral or otherwise. Maker, at all times, consistent with the terms and provisions of this Amendment, shall be free to determine and follow its own policies and practices in the conduct of its business.

        16. Waivers by Maker: Usury. Maker waives presentment, protest and demand, notice of protest, demand and dishonor and non-payment of the obligations set forth in this Amendment and agrees to pay all costs of collection when incurred, including reasonable attorneys' fees and disbursements and fees and costs of expert witnesses, and to perform and comply with each of the covenants, conditions, provisions and agreements of the undersigned contained in the Note and the Security Agreement. No extension of the time for the payment of the obligations set forth in this Amendment or any installment hereof made by agreement with any person now or hereafter liable for the payment of the Note or the obligations set forth in this Amendment shall operate to release, discharge, modify, change or affect the original liability under the Note or the obligations set forth in this Amendment, either in whole or in part, of any of the undersigned not a party to such agreement. In the event the payments required to be made hereunder, whether such payments are characterized as interest or otherwise, shall at any time exceed the limits permitted by any law governing usury or any other law applicable to the Note, all such excess sums paid by the Maker for the period in question shall, without further agreement or notice between or by any part hereto, be applied to the principal balance as a prepayment thereof without premium, or at Payee's option, returned to Borrower.

        17. Warranties and Representations of Maker. Maker hereby warrants and represents to the Payee that:

                  (i) the person executing this Amendment on behalf of Maker has full authority to execute this Amendment on behalf of Maker and to bind Maker thereby; and

                  (ii) the execution and delivery by Maker of this Amendment and the Warrants and the performance thereunder by Maker has not and will not result in a breach of, or constitute a default under, any deed of trust, lease, bank loan, credit arrangement, or other instrument or agreement to which Maker is a party or by which Maker or the Collateral may be bound or affected.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of March 30, 1999.


                                       VIXEL CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Kurtis L. Adams
                                           -------------------------------------
                                           Its: Chief Financial Officer
                                                --------------------------------

                                       WESTERN DIGITAL CORPORATION,
                                       a Delaware corporation

                                       By: /s/ Duston M. Williams
                                           -------------------------------------
                                           Its: Senior Vice President and
                                                Chief Financial Officer



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